UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

TENET HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (469) 893-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 7, 2011, Tenet Healthcare Corporation (the “Company”) announced that its 2011 annual meeting of shareholders would be held on Thursday, November 3, 2011. In light of the 2011 annual meeting date, the Company has set a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the 2011 annual meeting. In order to be considered timely, such proposals must be received by the Corporate Secretary at the Company’s principal executive office at 1445 Ross Avenue, Suite 1400, Dallas, Texas 75202 no later than the close of business on June 10, 2011.

This deadline applies only to shareholder proposals submitted in accordance with Rule 14a-8 for inclusion in the Company’s proxy materials related to the Company’s 2011 annual meeting of shareholders. The deadline for the submission of all other shareholder proposals, as well as shareholder nominations of director candidates, to be brought before the Company’s 2011 annual meeting of shareholders in accordance with the Company’s Amended and Restated Bylaws has already expired.

ADDITIONAL INFORMATION

The Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement, accompanied by a WHITE proxy card, in connection with its 2011 annual meeting of shareholders. Any definitive proxy statement will be mailed to shareholders of the Company. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain free copies of these documents (when available) and other documents filed by the Company with the SEC through the SEC’s website at http://www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its respective directors and executive officers are deemed to be participants under the rules of the SEC. Information regarding these participants is contained in a filing under Rule 14a-12 filed by the Company with the SEC on January 7, 2011. This filing and other documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: March 28, 2011

TENET HEALTHCARE CORPORATION

By:	/s/ Biggs C. Porter
Name: Biggs C. Porter
Title: Chief Financial Officer